Exhibit 99.2 CSC
               Computational Materials dated December 2, 2005.

[LOGO] Countrywide(R)                               Computational Materials for
---------------------       CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K
Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                              ABS New Transaction


                            Computational Materials
                            -----------------------

                                $1,000,000,000
                                 (Approximate)

                                  CWHEQ, Inc.
                                   Depositor

                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 Series 2005-K

                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-K



                            [LOGO] Countrywide(SM)
                                  HOME LOANS
                          Sponsor and Master Servicer

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




                                                  Prepared: December 2, 2005




                         $1,000,000,000 (Approximate)

                Revolving Home Equity Loan Trust, Series 2005-K

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-K
         ------------------------------------------------------------



==================================================================================================================================

    Class          Approximate        Note Rate      WAL (Years)    Payment Window (Months)     Last Scheduled   Expected Rating
                   Amount (1)                       Call/Mat (2)         Call/Mat (2)            Payment Date     (S&P/Moody's)

----------------------------------------------------------------------------------------------------------------------------------
     1-A          $310,000,000                                        Not Offered Herein                            AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------
    2-A-1         $345,000,000         LIBOR +       2.24 / 2.41       1 - 66 / 1 - 136        September 2032       AAA / Aaa
                                      [0.24](3)
----------------------------------------------------------------------------------------------------------------------------------
    2-A-2         $204,396,000         LIBOR +       1.00 / 1.00        1 - 26 / 1 - 26        September 2032       AAA / Aaa
                                      [0.09](3)
----------------------------------------------------------------------------------------------------------------------------------
    2-A-3          $71,052,000         LIBOR +       3.00 / 3.00       26 - 47 / 26 - 47       September 2032       AAA / Aaa
                                      [0.23](3)
----------------------------------------------------------------------------------------------------------------------------------
    2-A-4          $69,552,000         LIBOR +       5.13 / 5.96      47 - 66 / 47 - 136       September 2032       AAA / Aaa
                                      [0.33](3)
----------------------------------------------------------------------------------------------------------------------------------
     A-IO       $896,897,249 (4)     [SCHEDULE]      0.46 / 0.46              N/A                    N/A            AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------

    Total        $1,000,000,000 (5)
==================================================================================================================================


(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of December 29, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the Net WAC cap related to Group 1 or Group 2, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).
(4)  Notional Balance.
(5)  Excludes the Class A-IO Notes Notional Balance.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                   Countrywide Securities Corporation.

Originator:                    Countrywide Home Loans, Inc.

Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                     CWHEQ, Inc. (a limited purpose finance
                               subsidiary of Countrywide Financial
                               Corporation).

Custodian:                     Treasury Bank, a division of Countrywide Bank,
                               N.A. (an affiliate of the Sponsor and Master
                               Servicer).

Note Insurer:                  XL Capital Assurance Inc. ("XL Capital").

Indenture Trustee:             JPMorgan Chase Bank, National Association.

Owner Trustee:                 Wilmington Trust Company.


Relevant Dates
--------------

Expected Closing Date:         December 29, 2005.

Expected Settlement Date:      December 29, 2005.

Cut-off Date:                  December 22, 2005.

Interest Period:               Except with respect to the first Payment Date,
                               the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment
                               Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through February 14, 2006.

Payment Date:                  The fifteenth (15th) day of each month (or, if
                               not a business day, the next succeeding business day), commencing February 15, 2006.

Collection Period:             With respect to any Payment Date, the calendar
                               month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of January 2006.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                The Trust will consist of two groups of home
                               equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the
                               "Group 1 Mortgage Loans", "Group 2 Mortgage
                               Loans", and each, a "Loan Group"). The Group 1
                               Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date
                               Balance of at least $750 million (subject to a variance of +/- 10%). The


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




                               information presented in these Computational
                               Materials for the Mortgage Loans, particularly in the collateral tables,which follow, reflects a statistical pool of Mortgage Loans as of November 15, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

Prefunding:                    If the Cut-off Date Balance of the Mortgage
                               Loans transferred to the trust on the closing date is less than the aggregate original note principal balance, the Seller shall deposit funds equal to the difference in a pre-funding account, which funds are expected to be used during the period starting on the closing date and ending on the last day of [January] 2006
                               (the "Prefunding Period"), to acquire additional mortgage loans for the trust. Any amounts remaining in the pre-funding account at the end of the Prefunding Period, other than interest accrued thereon, will be paid as principal on the Notes on the Payment Date in [February]
                               2006.

HELOC Amortization:            The Mortgage Loans are adjustable rate, home
                               equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw
                               Period") of five (5) years (which, in most cases, may be extendible for an additional five
                               (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw
                               Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.17% of the Group 1 Mortgage Loans and approximately
                               0.20% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period.
                               Approximately 4.48% of the Group 1 Mortgage
                               Loans and approximately 27.11% of the Group 2
                               Mortgage Loans in the statistical pool,
                               respectively, will have underlying senior mortgages which are negative amortization loans.

HELOC Accretion:               If the sum of additional balances created from
                               new draws on the Mortgage Loans exceed the principal collections from the Mortgage Loans, then the difference (the "Net Draws") will be advanced by the Servicer on behalf of the holder of the A-R Certificate. The holder of the A-R
                               Certificate will be entitled to the repayment of the amount of such Net Draws, together with interest at the applicable Note Rate, from future collections on the Mortgage Loans.

Cut-off Date Balance:          The aggregate unpaid principal balance of the
                               Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                  The Class 1-A Notes (which are not offered
                               herein), the Class 2-A-1, Class 2-A-2, Class
                               2-A-3 and Class 2-A-4 Notes (collectively, the
                               Class 2-A Notes) and the Class A-IO Notes
                               (collectively, the "Notes") will be issued by CWHEQ Revolving Home Equity Loan Trust, Series
                               2005-K (the "Trust"). As of the Closing Date, the aggregate principal balance of both classes of the Notes will be $1,000,000,000
                               (subject to a permitted variance of +/- 10%).
                               The Class C and Class A-R Certificates are not offered herein (together the "Non-Offered
                               Certificates" or "Transferor Interest").

Class A-IO Notes:              The Class A-IO Notes will consist of two
                               components. The Class A-IO Component 1 will be related to the Group 1 Mortgage Loans. The Class
                               A-IO Component 2 will be related to the Group 2
                               Mortgage Loans.

Federal Tax Status:            It is anticipated that the Notes will represent
                               ownership of REMIC regular interests for federal income tax purposes.




THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Registration:                  The Notes will be available in book-entry form
                               through DTC, Clearstream, Luxembourg and the Euroclear System.


Note Rate:                     Except as noted below, each class of Notes
                               (other than the Class A-IO Notes) will accrue interest during each Interest Period at a rate equal to the least of: (a) one-month LIBOR, plus the applicable margin, (b) the applicable Net
                               WAC, and (c) 16.00%. With respect to the initial
                               Interest Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

                               The Class A-IO Component 1 will accrue interest based on the "Class A-IO Component 1 Notional Balance" which will be the lesser of (i) the Class A-IO Component 1 Schedule Balance set forth below and (ii) the actual unpaid principal balance of the Group 1 Mortgage Loans (reduced by the amount of any outstanding Net Draws for the related group of Mortgage Loans). The Class A-IO Component 2 will accrue interest based on the "Class A-IO Component 2 Notional Balance" which will be the lesser of (i) the Class A-IO Component 2 Schedule Balance set forth below and (ii) the actual unpaid principal balance of the Group 2 Mortgage Loans (reduced by the amount of any outstanding Net Draws for the related group of Mortgage Loans).


                               ----------------------------------------------------------------------
                                                             Class A-IO              Class A-IO
                                                             Component 1             Component 1
                               Payment Date               Schedule Balance ($)    Interest Rate (%)
                               ----------------------------------------------------------------------
                               First                          258,665,145               0.00%
                               ----------------------------------------------------------------------
                               Second                         258,665,145                (a)
                               ----------------------------------------------------------------------
                               Third                          204,230,925                (a)
                               ----------------------------------------------------------------------
                               Fourth                         194,831,202                (a)
                               ----------------------------------------------------------------------
                               Fifth                          168,460,371                (a)
                               ----------------------------------------------------------------------
                               Sixth                          165,695,754                (a)
                               ----------------------------------------------------------------------
                               Seventh and thereafter              0                    0.00%
                               ----------------------------------------------------------------------
                               --------------------------

                               (a) The Class A-IO Component 1 Notional Balance will accrue interest during each Interest Period at a rate equal to the lesser of: (i) 4.00% and (ii) the Net WAC for the Group 1 Mortgage Loans minus the Class 1-A Note Rate for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months times the Group collateral balance over Class A-IO Component 1 Notional balance.


                               ----------------------------------------------------------------------
                                                              Class A-IO             Class A-IO
                                                             Component 2             Component 2
                               Payment Date               Schedule Balance ($)    Interest Rate (%)
                               ----------------------------------------------------------------------
                               First                          638,232,104               0.00%
                               ----------------------------------------------------------------------
                               Second                         638,232,104                (b)
                               ----------------------------------------------------------------------
                               Third                          541,199,289                (b)
                               ----------------------------------------------------------------------
                               Fourth                         514,101,771                (b)
                               ----------------------------------------------------------------------
                               Fifth                          449,814,729                (b)
                               ----------------------------------------------------------------------
                               Sixth                          438,289,086                (b)
                               ----------------------------------------------------------------------
                               Seventh and thereafter              0                    0.00%
                               ----------------------------------------------------------------------
                               --------------------------




THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               (b) The Class A-IO Component 2 Notional Balance will accrue interest during each Interest Period at a rate equal to the lesser of: (i) 4.00% and (ii) the Net WAC for the Group 2 Mortgage Loans minus the Class 2-A Note Rate for that Interest Period, adjusted to an effective rate reflecting the accrual of interest based on a 360-day year consisting of twelve 30-day months times the Group collateral balance over Class A-IO Component 2 Notional balance.

Net WAC: The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle for the Collection Period relating to the Payment Date, net of the Expense Fee Rate.


Expense Fee Rate:              For any Payment Date, the "Expense Fee Rate"
                               shall be an amount equal to the sum of (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and
                               (iii) commencing with the Payment Date in February 2007, 0.50%.

Basis Risk Carryforward:       On any Payment Date the "Basis Risk Carryforward"
                               for a class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk
                               Carryforward remaining unpaid from prior Payment
                               Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to a class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1
                               Distributions of Interest" or "Group 2
                               Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:     Investor interest  collections  related to the
                               Group 1 Mortgage Loans are to be applied in the following order of priority:

                               1. Note insurance policy premium of the Note Insurer with respect to the Group 1 Mortgage Loans;
                               2.   Accrued monthly interest on the Net
                                    Draws related to the Group 1 Mortgage
                                    Loans;
                               3.   Accrued monthly interest on Class A-IO
                                    Component 1 at the Class A-IO Component 1
                                    Interest Rate, as calculated above;
                               4.   Accrued monthly interest on the Class
                                    1-A Notes at the related Note Rate, as
                                    calculated above, together with any
                                    overdue accrued monthly interest from
                                    prior periods (exclusive of Basis Risk
                                    Carryforward);
                               5.   To the Class 1-A Notes in respect of
                                    Investor Loss Amounts allocable to such
                                    Notes (as described below) for such
                                    Payment Date;
                               6.   To the Class 1-A Notes in respect of
                                    Investor Loss Amounts allocable to such
                                    Notes (as described below) for previous
                                    Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture) and then to eliminate any undercollateralization in Group 1 being covered by Group 2;
                               7.   Accrued monthly interest on the Net
                                    Draws related to the Group 2 Mortgage
                                    Loans that remains unpaid after taking
                                    into account the payments of Investor
                                    Interest Collections from the Group 2
                                    Mortgage Loans;
                               8.   To the Class 2-A Notes, in the order of
                                    priority described in the "Group 2
                                    Distributions of Interest" below, accrued monthly interest at the related Note Rate together with any


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    overdue accrued monthly interest from
                                    prior periods (exclusive of Basis Risk
                                    Carryforward), thatremains unpaid after
                                    taking into account the payments of
                                    Investor Interest Collections from the
                                    Group 2 Mortgage Loans;
                               9.   Reimbursement to the Note Insurer for
                                    prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                              10.   Paydown of the Class 1-A Notes to
                                    create and maintain the required level of overcollateralization;
                              11.   To the Class 2-A Notes in respect of
                                    Investor Loss Amounts allocable to such
                                    Notes (in the order of priority described in the "Group 2 Distributions of Interest" below) for such Payment Date, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage Loans;
                              12.   To the Class 2-A Notes in respect of
                                    Investor Loss Amounts allocable to such
                                    Notes (in the order of priority described in the "Group 2 Distributions of Interest" below) for previous Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                              13.   Payment of any other amounts owed to
                                    the Note Insurer with respect to the Group
                                    1 Mortgage Loans;
                              14.   Payment to the Master Servicer of
                                    amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                              15.   Reimbursement to the Note Insurer for
                                    prior draws on its insurance policy and
                                    any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                              16.   Basis Risk Carryforward related to the
                                    Class 1-A Notes; and
                              17.   Any excess cash flow to the Class C
                                    Certificates.

                               In the circumstances described in the
                               prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:     Investor interest collections related to the
                               Group 2 Mortgage Loans are to be applied in the following order of priority:

                               1.   Note insurance policy premium of the
                                    Note Insurer with respect to the Group 2
                                    Mortgage Loans;
                               2.   Accrued monthly interest on the Net
                                    Draws related to the Group 2 Mortgage
                                    Loans;
                               3.   Accrued monthly interest on Class A-IO
                                    Component 2 at the Class A-IO Component 2
                                    Interest Rate, as calculated above;
                               4.   Accrued monthly interest on the Class
                                    2-A Notes at the related Note Rate, as
                                    calculated above, together with any
                                    overdue accrued monthly interest from
                                    prior periods (exclusive of Basis Risk
                                    Carryforward);
                               5.   To the Class 2-A Notes, pro rata, in
                                    respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                               6.   To the Class 2-A Notes, pro rata, in
                                    respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture) and then to eliminate any undercollateralization in Group 2 being covered by Group 1;
                               7.   Accrued monthly interest on the Net
                                    Draws related to the Group 1 Mortgage
                                    Loans that remains unpaid after taking
                                    into account the payments of Investor
                                    Interest Collections from the Group 1
                                    Mortgage Loans;
                               8.   To the Class 1-A Notes, accrued monthly
                                    interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 1 Mortgage Loans;


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                               9.   Reimbursement to the Note Insurer for
                                    prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                              10.   Paydown of the Class 2-A Notes, pro
                                    rata, to create and maintain the required level of overcollateralization;
                              11.   To the Class 1-A Notes in respect of
                                    Investor Loss Amounts allocable to such
                                    Notes (as described below) for such
                                    Payment Date, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage Loans;
                              12.   To the Class 1-A Notes in respect of
                                    Investor Loss Amounts allocable to such
                                    Notes (as described below) for previous
                                    Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                              13.   Payment of any other amounts owed to
                                    the Note Insurer with respect to the Group
                                    2 Mortgage Loans;
                              14.   Payment to the Master Servicer of
                                    amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                              15.   Reimbursement to the Note Insurer for
                                    prior draws on its insurance policy and
                                    any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage Loans;
                              16.   Basis Risk Carryforward related to the
                                    Class 2-A Notes, pro rata; and
                              17.   Any excess cash flow to the Class C
                                    Certificates.

                               In the circumstances described in the
                               prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor Collections for the unrelated Loan Group.


Distributions of Principal:    Collections of principal related to the
                               Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                               1.   During the Managed Amortization Period
                                    (as described below), the amount of
                                    principal payable to the holders of the
                                    Class 1-A Notes and the Class 2-A Notes
                                    for each Payment Date will equal, to the extent funds are available from the related Loan Group (after reduction for repayments of outstanding Net Draws and the balance of Class C Certificate related to that Loan group to the extent permitted under the indenture), the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection Period (but not less than zero). Principal amounts payable to the Class 2-A Notes will be distributed as follows, pro rata, (based on (x) the note principal balance of the 2-A-1 Notes and
                                    (y) the aggregate note principal balance of the Class 2-A-2, Class 2-A-3 and Class 2-A-4 Notes): to (x) the Class 2-A-1 Notes until the note principal balance thereof is reduced to zero, and (y) sequentially, to the 2-A-2, Class 2-A-3 and Class 2-A-4 Notes, in that order, in each case until the note principal balance thereof is reduced to zero.

                                    The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in January 2011.

                                    The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of Notes will be calculated as follows: (i) on any date on which the related Allocated Transferor



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                    Interest is less than the related Required
                                    Transferor Subordinated Amount, 100%, and
                                    (ii) onany date on which the related
                                    Allocated Transferor Interest equals or
                                    exceeds the related Required Transferor
                                    Subordinated Amount, [98.25]%.

                               2.   After the Managed Amortization Period,
                                    the amount of principal payable to the
                                    holders of each class of Notes on a
                                    payment date will be equal to the related
                                    Maximum Principal Payment (reduced by
                                    repayments of outstanding Net Draws and
                                    the balance of Class C Certificate related to that Loan group to the extent permitted under the indenture).

Optional Termination:          The Notes may be retired as a result of the
                               owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:            The Trust will include the following mechanisms,
                               each of which is intended to provide credit support for the Notes:

                               1.   Excess Interest Collections. For any
                                    Loan Group, its Excess Interest
                                    Collections are the related investor
                                    interest collections minus the sum of (a) the interest paid to the related class of Notes and the related Class A-IO Component, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group. Investor Interest Collections from a Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.

                               2.   Limited Subordination of Transferor
                                    Interest (Overcollateralization). A
                                    portion of the Allocated Transferor
                                    Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated Amount for such Loan Group and then, if necessary for the unrelated Loan Group. The "Available Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required Transferor Subordinated Amount. The "Allocated Transferor Interest" for any Payment Date, will equal (a) the related Loan Group Balance of the related Loan Group at the last day of the related Collection Period and any amounts otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b) the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment
                                    Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs, (x) [1.75]% of the Cut-off Date Balance of the related Mortgage Loans plus (y) the OC Deficiency Amount of the unrelated Loan Group and
                                    (ii) on or after the date on which the
                                    step-down occurs and so long as a trigger event is not in effect, (x) [3.50]% of the then current unpaid principal balance of the related Loan Group (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated Loan Group. The Allocated Transferor Interest for each Loan Group will be equal to zero on the Closing Date and will remain at zero through the payment date occurring in July 2006. The term "OC Deficiency Amount" is generally equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.




THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                               3.   Surety Wrap. The Note Insurer will
                                    issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk Carryforward.

Investor Loss Amounts:         With  respect to any Payment Date and each Class
                               of Notes, the amount equal to the product of
                               (a) the applicable Investor Floating
                               Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and
                               (b) the aggregate of the Liquidation Loss
                               Amounts for such Payment Date from Mortgage
                               Loans in the relevant Loan Group. The
                               "Investor Floating Allocation Percentage," for any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note
                               Principal Balance and the denominator of which is the Loan Group Balance of the related
                               Mortgage Loans at the beginning of the related
                               Collection Period. The "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related Collection Period. "Liquidation
                               Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage
                               Loan, after giving effect to its net
                               liquidation proceeds.

ERISA Eligibility:             Subject to the considerations in the prospectus
                               supplement, the Notes are expected to be eligible for purchase by certain ERISA plans.
                               Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related
                               securities" for purposes of SMMEA.

           [Collateral Tables and Discount Margin Tables to follow]








THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                          Discount Margin Tables (%)

Class 2-A-1 (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                 22%            25%            35%            40%            45%            50%           52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                   24             24             24             24             24             24            24
--------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)                   5.06           4.31           2.72           2.24           1.88           1.59          1.49
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                  4.29           3.72           2.46           2.06           1.75           1.49          1.40
--------------------------------------------------------------------------------------------------------------------------------
   Principal Window
       Beginning                 Feb06          Feb06          Feb06          Feb06          Feb06          Feb06         Feb06
--------------------------------------------------------------------------------------------------------------------------------
 Principal Window End            Jan17          Oct15          Jul12          Jul11          Sep10          Dec09         Sep09
--------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.



Class 2-A-1 (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                    24             24            24             24             24            24             24
--------------------------------------------------------------------------------------------------------------------------------
        WAL (yr)                   5.31           4.55          2.92           2.41           2.02          1.72           1.62
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   4.43           3.86          2.59           2.18           1.86          1.60           1.51
--------------------------------------------------------------------------------------------------------------------------------
    Principal Window
       Beginning                  Feb06          Feb06         Feb06          Feb06          Feb06         Feb06          Feb06
--------------------------------------------------------------------------------------------------------------------------------
  Principal Window End            Jul25          Oct23         Feb19          May17          Nov15         Jul14          Jan14
--------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.



Class 2-A-2 (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                 22%            25%            35%            40%            45%            50%           52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                    9              9              9              9              9              9             9
--------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)                   2.60           2.08           1.22           1.00           0.84           0.72          0.68
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                  2.39           1.95           1.17           0.96           0.82           0.70          0.67
--------------------------------------------------------------------------------------------------------------------------------
   Principal Window
       Beginning                 Feb06          Feb06          Feb06          Feb06          Feb06          Feb06         Feb06
--------------------------------------------------------------------------------------------------------------------------------
 Principal Window End            Sep11          Nov10          Oct08          Mar08          Nov07          Jul07         Jun07
--------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.



Class 2-A-2 (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                     9              9             9              9              9             9              9
--------------------------------------------------------------------------------------------------------------------------------
        WAL (yr)                   2.60           2.08          1.22           1.00           0.84          0.72           0.68
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   2.39           1.95          1.17           0.96           0.82          0.70           0.67
--------------------------------------------------------------------------------------------------------------------------------
    Principal Window
       Beginning                  Feb06          Feb06         Feb06          Feb06          Feb06         Feb06          Feb06
--------------------------------------------------------------------------------------------------------------------------------
  Principal Window End            Sep11          Nov10         Oct08          Mar08          Nov07         Jul07          Jun07
--------------------------------------------------------------------------------------------------------------------------------
(2) Based on a 10% draw rate.



Class 2-A-3 (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                 22%            25%            35%            40%            45%            50%           52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                   23             23             23             23             23             23            23
--------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)                   6.95           6.02           3.72           3.00           2.47           2.07          1.93
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                  5.92           5.23           3.40           2.78           2.32           1.96          1.84
--------------------------------------------------------------------------------------------------------------------------------
   Principal Window
       Beginning                 Sep11          Nov10          Oct08          Mar08          Nov07          Jul07         Jun07
--------------------------------------------------------------------------------------------------------------------------------
 Principal Window End            Jul14          May13          Dec10          Dec09          Apr09          Oct08         Jul08
--------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.




THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).

[LOGO] Countrywide(R)                               Computational Materials for
--------------------- CWHEQ Revolving HomeEquity Loan Trust, Series 2005-K Securities Corporation
   A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Class 2-A-3 (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                    23             23            23             23             23            23             23
--------------------------------------------------------------------------------------------------------------------------------
        WAL (yr)                   6.95           6.02          3.72           3.00           2.47          2.07           1.93
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   5.92           5.23          3.40           2.78           2.32          1.96           1.84
--------------------------------------------------------------------------------------------------------------------------------
    Principal Window
       Beginning                  Sep11          Nov10         Oct08          Mar08          Nov07         Jul07          Jun07
--------------------------------------------------------------------------------------------------------------------------------
  Principal Window End            Jul14          May13         Dec10          Dec09          Apr09         Oct08          Jul08
--------------------------------------------------------------------------------------------------------------------------------
(3) Based on a 10% draw rate.



Class 2-A-4 (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                 22%            25%            35%            40%            45%            50%           52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                   33             33             33             33             33             33            33
--------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)                  10.38           9.12           6.11           5.13           4.31           3.63          3.40
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                  8.19           7.39           5.29           4.54           3.88           3.32          3.12
--------------------------------------------------------------------------------------------------------------------------------
   Principal Window
       Beginning                 Jul14          May13          Dec10          Dec09          Apr09          Oct08         Jul08
--------------------------------------------------------------------------------------------------------------------------------
 Principal Window End            Jan17          Oct15          Jul12          Jul11          Sep10          Dec09         Sep09
--------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.



Class 2-A-4 (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
      DM @ 100-00                    33             33            33             33             33            33             33
--------------------------------------------------------------------------------------------------------------------------------
        WAL (yr)                  11.62          10.29          7.09           5.96           5.05          4.30           4.03
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   8.86           8.06          5.95           5.14           4.44          3.84           3.63
--------------------------------------------------------------------------------------------------------------------------------
    Principal Window
       Beginning                  Jul14          May13         Dec10          Dec09          Apr09         Oct08          Jul08
--------------------------------------------------------------------------------------------------------------------------------
  Principal Window End            Jul25          Oct23         Feb19          May17          Nov15         Jul14          Jan14
--------------------------------------------------------------------------------------------------------------------------------
(4) Based on a 10% draw rate.



Class A-IO (To Call) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
    Yield @ 1.303504               5.25           5.25          5.25           5.25           5.25          5.25           5.25
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   0.35           0.35          0.35           0.35           0.35          0.35           0.35
--------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.



Class A-IO (To Maturity) (1)
--------------------------------------------------------------------------------------------------------------------------------
          CPR                  22%            25%           35%            40%            45%           50%            52%
--------------------------------------------------------------------------------------------------------------------------------
    Yield @ 1.303504               5.25           5.25          5.25           5.25           5.25          5.25           5.25
--------------------------------------------------------------------------------------------------------------------------------
       MDUR (yr)                   0.35           0.35          0.35           0.35           0.35          0.35           0.35
--------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).